BRIDGES INVESTMENT FUND, INC.

                                  THIRTY-SIXTH

                           ANNUAL SHAREHOLDER REPORT

                                      1998




                               CONTENTS OF REPORT


            Pages 1 - 6        Shareholder Letter

            Exhibit 1          Statement of Income and Expenses by
              Page 7           Calendar Quarter for the Year Ended
                               December 31, 1998

            Exhibit 2          Historical Financial Information
              Pages 8 - 10

            Exhibit 3          Portfolio Transactions During the Period From
              Pages 11 - 12    October 1, 1998, through December 31, 1998

            Exhibit 4          Reports to Stockholders of Management
               Page 13         Companies

            Page 14            Report of Independent Public Accountants

            Pages 15 - 29      Audited Financial Statements for the
                               Year Ended December 31, 1998

            MD&A 1 - 5         Management Discussion and Analysis




      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the Fund's office.

                         BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                             Omaha, Nebraska 68114

                            Telephone  402-397-4700
                            Facsimile  402-397-8617



                                   Directors

                    Frederick N. Backer
                    Edson L. Bridges II
                    Edson L. Bridges III
                    N. P. Dodge, Jr.
                    John W. Estabrook
                    Jon D. Hoffmaster
                    John J. Koraleski
                    Roger A. Kupka
                    Gary L. Petersen
                    Roy A. Smith
                    L.B. Thomas



                                    Officers

                    Edson L. Bridges II - Chairman and
                                            Chief Executive Officer
                    Edson L. Bridges III - President
                    Mary Ann Mason - Secretary
                    Kathleen J. Stranik - Assistant Secretary
                    Nancy K. Dodge - Treasurer



                                    Auditor

                              KPMG Peat Marwick LLP
                              Two Central Park Plaza
                              Suite 1501
                              Omaha, Nebraska 68102-1617



                               Corporate Counsel

                         Baird, Holm, McEachen,
                          Pedersen, Hamann & Strasheim
                         1500 Woodmen Tower
                         Omaha, Nebraska 68102

                                                        January 25, 1999
Dear Shareholder:

                               President's Report

     In 1998 Bridges Investment Fund had a total return of 26.87% based on a year-end 1997 net asset value of $29.02 per share, a year-end 1998 net asset value of $34.26 per share, net investment income of $0.44 per share during 1998, and net capital gains of $2.11648 per share during 1998. Assuming a shareholder owned the Fund for an entire year and reinvested dividends and capital gain distributions on the payable dates, the compound total return for the year was 27.13%.

     Total returns for the Fund over the past five years are summarized in the table which follows:

         Yr. Over Yr. Returns                     Yr. End Asset Allocation
                             Salomon Bros.
                             7-10 Yr.                          %           %
Year    BIF     S&P 500      Corp. Index         Year        Equities    Fixed
1998    26.87   28.58           9.14             1998          83.4      16.6
1997    21.47   33.35           9.71             1997          85.1      14.9
1996    17.77   22.94           2.84             1996          73.6      26.4
1995    30.46   37.54          21.53             1995          70.7      29.3
1994     0.39    1.32         ( 5.53)            1994          68.8      31.2



     The Fund's primary investment objectives are (1) long-term capital growth and (2) the generation of a moderate amount of investment income; as a growth and income fund, the Fund tends to lag equity indexes such as the S&P 500 during years of strong price appreciation, given that the portfolio's asset allocation is rarely 100% dedicated to equities. In fact, the Fund's asset allocation has averaged approximately 75% equities and 25% cash and fixed income over the past five years. While the Fund's allocation to fixed income securities provides shareholders with a higher level of current income than is typically attainable in equity-only mutual funds, this more defensive asset allocation structure also serves to cushion the Fund during periods of declining stock prices, just as it acts as a drag on performance during periods of rapidly appreciating equity values.

     The lower risk profile that the Fund assumes through its use of some fixed income securities and its objective of generating some investment income for shareholders over time has served to extend to 21 the number of consecutive years in which the Fund has earned a positive total return. However, given the combination of high equity valuations, low interest rates, and the increasingly volatile environment for the capital markets that we anticipate in 1999, it may be difficult for this streak to be extended to a 22nd year.

     The current low interest rate environment has made it especially hard to find attractive fixed income securities that meet both our yield and quality criteria. As such, we allowed the equity component of the Fund to rise somewhat on balance during 1998 given our sense that the long-term potential for equity returns was somewhat more attractive than that for fixed income, particularly in the wake of the sharp equity market decline during the third quarter of 1998. Over the next three-to-five years, we believe that common stocks are modestly more attractive than bonds, although we believe the returns from both equities and fixed income will be markedly lower than those experienced in both sectors over the past five years.

Shareholder Letter                   2                   January 25, 1999


     The Fund's 26.87% total return in 1998 compared favorable with the 28.58% total return experienced by the S&P 500 during the year. Generally, the Fund has not performed as well relative to the S&P 500 during years of strong equity market appreciation given its allocation to fixed income securities as discussed above. However, in 1998, the Fund's overweighting in technology, financial services, and telecommunication sectors was beneficial. While the Fund's common stocks in the aggregate during the year posted a 32.87% total return, returns were not evenly distributed across sectors or individual securities. The Fund's common stocks generated unrealized gains or stock price appreciation of $9,561,554 during 1998; six stocks (Capital One, Freddie Mac, Gap, Home Depot, MCI WorldCom, and Microsoft) accounted for $4,010,975 or 41.95% of those gains. Clearly, 1998 was a year in which stock selection was extremely important in generating strong equity market returns. The following table summarizes the performance of the Fund's top ten common stockholdings at year-end 1998 and provides a comparison to the top ten holdings at year-end 1997:


                                                                 EPS      P/E
                          12/31/98    1998               % of    Growth   on
No. of                    Market      Total   % of       Total   98 vs.   Est.
Shares    Company         Value       Return  Equities   Assets  1997     99 EPS
30,000    Freddie Mac      1,933,125   55.01    4.8        4.0     22      22.1
30,000    Gap Inc.         1,683,750  139.01    4.2        3.5     54      38.8
10,000    Microsoft        1,386,875  111.11    3.4        2.9     36      63.8
10,000    Intel            1,185,625   71.95    2.9        2.4    - 9      29.5
 8,000    Merck            1,180,000   37.75    2.9        2.4     15      31.4
10,000    Capital One      1,150,000  153.61    2.8        2.4     41      26.4
18,000    Home Depot       1,101,375  118.77    2.7        2.3     28      46.2
20,000    Philip Morris    1,070,000   13.25    2.6        2.2      9      14.7
24,000    PepsiCo.           981,000   13.89    2.4        2.0      6      30.8
13,000    MCI WorldCom       932,750  137.19    2.3        1.9     70      50.3

Total                     12,604,500           31.2       26.0
Tot.BIF
Equities                  40,395,318
Tot.BIF
Assets                    48,437,075

                                                                          P/E
                          12/31/97                       % of             on
No. of                    Market              % of       Total            Est.
Shares    Company         Value               Equities   Assets           98 EPS
30,000    Philip Morris    1,357,500            4.4        3.7             14.3
30,000    Freddie Mac      1,258,125            4.0        3.4             18.2
10,000    Merck            1,060,000            3.4        2.9             24.7
 7,500    Microsoft          969,375            3.1        2.6             28.2
12,000    General Elec.      880,500            2.8        2.4             26.2
24,000    PepsiCo            870,000            2.8        2.4             30.9
   230    First Natl.NE      851,000            2.7        2.3             13.3
22,500    Gap Inc.           797,344            2.6        2.2             19.5
10,000    Chevron            770,000            2.5        2.1             29.3
12,000    Hewlett-Pack.      748,500            2.4        2.0             18.9

Total                      9,562,344           30.7       26.1
Tot.BIF
Equities                  31,179,406


Tot.BIF
Assets                    36,647,535



Shareholder Letter                    3                  January 25, 1999


     The wide dispersion in price performance among stocks was not limited just to the Fund. The median price gain for stocks in the S&P 500 was 8% during 1998 versus the Index's 26.7% appreciation; 71% of S&P 500 stocks trailed the Index by 15% or more in 1998 (i.e., had price gains of 11.7% or less during the year). Moreover, approximately two-thirds of all publicly traded stocks in the U.S. finished 1998 with zero or negative price appreciation.

     While the six stocks noted above significantly enhanced the Fund's performance during 1998, they obviously now carry much higher valuations at the start of 1999, as all six stocks enjoyed price appreciation well in excess of their earnings growth during the year. Ironically, we took profits in partial positions of three of the six during 1998 (Capital One, Gap, and Microsoft), sensing that valuations in the summer had reached fairly full levels. It would have been better to have stood pat as all three stocks finished 1998 at higher price levels than where we sold them during the year. However, going forward, we will continue to remain vigilant with respect to the valuation levels of all the equities we hold in the portfolio, particularly those that carry larger percentage weightings. While 1999 may provide us with the opportunity to again harvest some profits during periods in which valuations appear to be unsustainably high, it is important to know that we believe all of the companies within the equity portion of the portfolio have strong business franchises with outstanding long-term prospects. As 1998 proved, it is difficult to time the sales of good companies.

     We anticipate that 1999 could be the most difficult year for equity investors since 1990, given the currently high level of common stock valuations, the level of speculation that exists in the market as evidenced by the incredible performance of internet-related equities, particularly in the fourth quarter of 1998, and the apparent complacency of many investors, especially in the wake of the rapid recovery of the stock market in the aftermath of the vicious but brief bear market which culminated in early October. Given this background, investors should not be surprised to see equity prices marked down anywhere from 15-40% at some point during 1999. We will endeavor to use any significant broad market pullbacks as an opportunity to increase our positions in those companies which we believe have the strongest business franchises and outlooks for cash flow and earnings growth over the foreseeable future.

     At this juncture, it may be appropriate to briefly review the Fund's approach to investing in common stocks. Our belief is that over the long run, stock price performance ultimately is fairly closely correlated with a company's ability to generate free cash flow and grow earnings for its shareholders.
While over the past several years, stock prices have diverged widely in many cases from underlying earnings growth, we believe that over time, the market is a reasonably accurate measuring mechanism and that stock prices cannot grow at rates that exceed underlying business profit growth indefinitely, even during periods when declining interest rates have the effect of increasing the long-term value of those businesses. Given this philosophy, the Fund's approach is to seek to identify those companies which we believe have operating characteristics that enable them to grow the value of their business at an above-average rate over a reasonably long period of time. Once identified, we seek to position capital in those companies at prices which we believe allow for favorable long-term returns on that capital invested.

     At the valuation levels that existed at year-end 1998, there are very few companies which appear to offer long-term stock price returns that we would consider to be outstanding or remarkable, especially if corporate earnings during 1999 were to disappoint investors relative to current consensus expectations and/or should interest rates rise appreciably from current levels. We do believe, however, that a significant broad market decline during 1999


Shareholder Letter                   4                   January 25, 1999


would allow stock prices to decline to levels which more reasonable reflect longer-term earnings growth prospects going forward. The timing of such a decline and the catalyst that might trigger it are obviously very difficult to predict in advance. Our investment approach will continue to be to know the companies in the Fund well from both a business operations and valuation standpoint and to view those companies as long-term investments. Fund shareholders should view any significant decline in the net asset value of the Fund in coming months as an opportunity to add more capital to a group of strong businesses at more attractive valuation levels rather than being disappointed that the net asset value of the Fund has been temporarily diminished.

     Longer term, we remain most constructive with respect to the outlook for financial asset returns and the prospects for growth in the value of the companies in which we are invested in the Fund. We will continue to seek to own those companies in the Fund which we believe offer the best combination of earnings growth potential and reasonable valuation characteristics.

     The text for the Management's Discussion and Analysis of the results for 1998 and the investment returns for the previous one year, five year, and ten year periods are located immediately following page 29 at the end of the Audited Financial Statements. The text for Management's Discussion and Analysis is provided as an integral part of the Fund's annual Prospectus disclosures.

     The Board of Directors and the officers of the Fund join me in expressing our continuing appreciation for your investment in the shares of our Company.

                                        Sincerely,


                                        Edson L. Bridges III
                                        President


ELBIII:kjs


                               Chairman's Message

Dear Shareholder:

     This portion of the Shareholder Letter will address the regular, routine matters regarding the operation of the Fund, the year-end 1998 dividend, tax information, special information for IRA accounts, and requests for proxies at our Annual Meeting. In addition, I will comment about the need for three new directors, preparations for the year 2000, plans for marketing shares of the Fund, and the growth in new accounts last year.

An Extraordinary Period

     The investment results for the four years 1995 _ 1998 were so unusually positive that, to me, it seemed appropriate to focus the main commentary for this Shareholder Letter upon the investment position of the Fund and the environment for securities. Consequently, this letter was divided into two parts for this time. I know that you will appreciate and enjoy this approach.

Fund Operations

     Please refer to Exhibits 1 through 3, the Report of Independent Public Accountants, and pages 5 through 29 in the accompanying Audited Financial Statements for the year ending December 31, 1998, to locate the supporting detail and supplementary information about the Fund's operations during 1998.


Shareholder Letter                    5                   January 25, 1999



Dividend

     On December 1, 1998, the Board of Directors declared a regular quarterly dividend and a year-end extra dividend from the net investment income earned during the October-December Quarter of 1998 and from any undistributed net investment income earlier in 1998. This dividend was made payable on January 25, 1999, from net income accrued through December 31, 1998, to shareholders of record on the same date. The determination of the exact amount per share of this dividend was delegated to the Chairman and Treasurer of the Fund after the precise net income of the Fund was established on the record date. These two officers were ceded the authority to classify income payments between a regular quarterly amount and the year-end extra amount.

     The Chairman and the Treasurer determined the ordinary income regular dividend to be $.0925 per share and the year-end extra amount to be $.0125 per share for a total of $.105 per share to be paid out under the dividend resolution adopted by the Board of Directors on December 1, 1998. This payment, in addition to the $.09 per share previously paid and declared in October, 1998, brought the total cash distributions payable from ordinary income earned during the Fourth Quarter of 1998 and throughout the entire year of 1998 to $.195 per share. The $.0925 per share regular and $.0125 extra amounts determined by the Chairman and Treasurer were confirmed and ratified by the Board of Directors at their most recent regular meeting held on January 12, 1999.

Tax Information

     A letter of explanation regarding the taxability of the dividend and capital gains payment made by the Fund during 1998 will accompany this letter to you. You should provide a copy of this letter dated January 25, 1999, which addresses the preparation of information for federal income tax returns, to your tax preparer or consultant.

Form 1099-DIV

     Bridges Investor Services, Inc. has prepared and will issue a Form 1099-DIV for 1998 for your shareholder account on or about January 31, 1999.

Market Value Information

     Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 1998. This information will be utilized in the filing of the Form 5498 and the Form 5500EZ reports with the appropriate federal authorities by our personnel later on in 1999.

Annual Meeting

     The Proxy and Proxy Statement for the Thirty-Sixth Annual Meeting of the Shareholders of the Fund, to be held on Tuesday, February 16, 1999, at 11:00 a.m., will accompany this report. Shareholders are encouraged to attend the Annual Meeting at the offices of the Fund. If you plan to be present, please notify the Fund's Corporate Secretary, Mrs. Mary Ann Mason, or our Treasurer, Mrs. Nancy K. Dodge, by phone, by letter, or by written note on your Proxy form.

     Under Federal regulations that became effective on November 23, 1994, the Fund must report the results or tabulation of the votes on each matter and director nominees in the next shareholder semi-annual and annual communication


Shareholder Letter                    6                 January 25, 1999


following the shareholder meeting. The results for the last Annual Meeting of the Shareholders of the Fund were published in a letter dated April 27, 1998. This same report appears as Exhibit 4, attached hereto, to fulfill the annual communication requirement.

New Directors

     The expansion of the Board of Directors to fourteen members from eleven has several objectives: (1) to gather the experience and wisdom of three highly qualified persons; (2) to begin to renew the Board with somewhat younger members who will be knowledgeable about the Fund's affairs before more senior individuals retire; and (3) to expand the number of non-interested persons of the Board to six out of the fourteen positions in order to achieve greater than 40% participation from such individuals. The greater than 40% level permits the Fund greater latitude in commencing marketing information efforts and the creation of distribution of shares more broadly than is the case at this point in time.

Price Quote

     As of December 15, 1998, the Fund's net asset value was published in the Wall Street Journal for the first time. You may find us in the MUTUAL FUND QUOTATIONS, usually in about the middle of the second column on the first page where those listings are located. This new development is the prelude to the creation of a web site for the Fund and the qualifications of Fund's shares for sale in states other than Nebraska. Ne deadlines have been set for the completion of the next steps in the development of our Fund.

The Year 2000 Preparations

     An extensive disclosure about the year 2000 plans was made in the Management Discussion and Analysis section of the Annual Report for 1997, copies of which have been made available to you at an earlier date. Considerable progress concerning the Fund's operational readiness was made during 1998. The centerpiece of our efforts was the new custom software that was written and completed and tested for the transfer agency and dividend disbursing functions. In specifics, the Fund utilizes fully year 2000 compliant computer software.
Our preparation activities for 1999 will focus on development and refinement of contingency plans for failures from vendors for usual and customary services to the investment manager. In addition, an assessment of the state of readiness for the year 2000 by companies in which the Fund invests will also be underway.

New Accounts

     In 1998, there were about 100 new accounts, net of closed accounts, that were opened with the Fund. More than 40 of these new shareholders were Education IRA entities that first became available to our investors after the issuance of the April 27, 1998 Prospectus. The maximum annual contribution to each account is only $500 per year, but, for young children and grandchildren, this is an excellent vehicle for accumulating capital to support a college or post-graduate education. The tax-free distributions may commence at age 18, but could be delayed up to age 30. Unused balances may be transferred to other siblings.

                                   Sincerely,


                                   Edson L. Bridges II
                                   Chairman
ELBII:elc

                                      -7-


                                   Exhibit 1

                         BRIDGES INVESTMENT FUND, INC.

                        STATEMENT OF INCOME AND EXPENSES
                              BY CALENDAR QUARTER
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                           March 31,  June 30,   September 30,  December 31,    Annual
                              1998      1998         1998           1998        Total
Investment Income:
  Interest                  $ 95,276   $ 91,835     $109,971      $120,809     $417,891
  Dividends                  163,162    106,598      111,936        96,103      477,799

  Total Investment Income   $258,438   $198,433     $221,907      $216,912     $895,690

Expenses:
  Management fees           $ 49,597   $ 52,829     $ 50,601      $ 56,911     $209,938
  Custodian fees               6,885      7,358        7,285         7,916       29,444
  Insurance                    5,623      5,865        5,699         6,171       23,358
  Bookkeeping services         4,327      4,193        4,047         4,589       17,156
  Printing and supplies        4,987      2,335        1,869         2,303       11,494
  Professional services        2,725      2,725        2,725         2,625       10,800
  Dividend disbursing and
    transfer agent fees        3,440      2,678        2,558         3,069       11,745
  Computer programming         1,250      1,250        1,250         2,250        6,000
  Foreign taxes paid on
    dividends                  --           963          328         --           1,291
  Taxes and licenses             266        267          266           266        1,065
                           _________   ________    _________      _________    ________

      Total Expenses        $ 79,100   $ 80,463     $ 76,628      $ 86,100     $322,291


NET INVESTMENT INCOME       $179,338   $117,970     $145,279      $130,812     $573,399




Sources:  Unaudited Quarterly Reports to the Shareholders of Bridges
          Investment Fund, Inc. for the March 31, June 30, and September 30 periods. Annual total information is per the accompanying financial statements.



                                      -8-

                                   Exhibit 2

                         BRIDGES INVESTMENT FUND, INC.

                        HISTORICAL FINANCIAL INFORMATION

                Net     Shares       Net Asset     Dividend/  Capital
Valuation     Assets    Outstanding  Value/Share     Share    Gains/Share
  Date
 07-01-63    $  109,000       10,900    $10.00     $   -      $   -
 09-30-63       109,764       10,900     10.07         -          -
 12-31-63       159,187       15,510     10.13        .07         -
 03-31-64       202,354       19,105     10.59        .07         -
 06-30-64       253,932       23,438     10.83        .07         -
 09-30-64       310,307       28,286     10.97        .07         -
 12-31-64       369,149       33,643     10.97        .07         -
 03-31-65       434,523       38,531     11.28        .075       .028
 06-30-65       491,068       44,667     10.99        .07         -
 09-30-65       558,913       47,710     11.71        .07         -
 12-31-65       621,241       51,607     12.04        .07         -
 03-31-66       661,711       55,652     11.89        .085        -
 06-30-66       643,920       57,716     11.16        .07         -
 09-30-66       592,628       58,610     10.11        .07         -
 12-31-66       651,282       59,365     10.97        .07         -
 03-31-67       728,115       60,181     12.10        .085        -
 06-30-67       753,075       61,364     12.27        .07         -
 09-30-67       823,967       62,810     13.12        .07         -
 12-31-67       850,119       64,427     13.20        .07         -
 03-31-68       812,416       65,607     12.38        .105        -
 06-30-68     1,013,629       72,214     14.04        .07         -
 09-30-68     1,046,852       72,633     14.41        .07         -
 12-31-68     1,103,734       74,502     14.81        .07         -
 03-31-69     1,083,278       77,393     14.00        .15         -
 06-30-69     1,030,784       79,169     13.02        .07         -
 09-30-69     1,063,290       83,291     12.77        .07         -
 12-31-69     1,085,186       84,807     12.80        .07         -
 03-31-70     1,061,534       87,349     12.15        .16         -
 06-30-70       843,133       88,367      9.54        .07         -
 09-30-70       959,114       89,417     10.73        .07         -
 12-31-70     1,054,162       90,941     11.59        .07         -
 03-31-71     1,168,919       91,819     12.73        .16         -
 06-30-71     1,198,777       92,573     12.94        .07         -
 09-30-71     1,200,753       92,723     12.95        .07         -
 12-31-71     1,236,601       93,285     13.26        .07         -
 03-31-72     1,285,684       93,661     13.73        .14        .08
 06-30-72     1,228,951       93,834     13.10        .07         -
 09-30-72     1,208,454       92,258     13.10        .07         -
 12-31-72     1,272,570       93,673     13.59        .07         -
 03-31-73     1,152,089       96,695     11.91        .13        .07
 06-30-73     1,073,939       97,943     10.96        .07         -
 09-30-73     1,131,789       99,353     11.39        .07         -
 12-31-73     1,025,521      100,282     10.23        .07         -

                                      -9-

EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share


 03-31-74       988,697      101,763      9.72        .14         -
 06-30-74       863,820      101,578      8.50        .07         -
 09-30-74       667,051      101,292      6.59        .07         -
 12-31-74       757,545      106,909      7.09        .07         -
 03-31-75       909,125      106,162      8.56        .14         -
 06-30-75     1,028,687      106,517      9.66        .07         -
 09-30-75       954,187      107,651      8.86        .07         -
 12-31-75     1,056,439      111,619      9.46        .07         -
 03-31-76     1,230,953      115,167     10.69        .16         -
 06-30-76     1,265,767      117,506     10.77        .07         -
 09-30-76     1,313,363      121,229     10.83        .07         -
 12-31-76     1,402,661      124,264     11.29        .08         -
 03-31-77     1,335,592      126,714     10.54        .188       .062
 06-30-77     1,456,451      134,575     10.82        .08         -
 09-30-77     1,450,573      139,402     10.41        .08         -
 12-31-77     1,505,147      145,252     10.36        .08         -
 03-31-78     1,418,417      146,380      9.69        .211       .049
 06-30-78     1,523,758      145,470     10.47        .09         -
 09-30-78     1,672,364      150,729     11.10        .09         -
 12-31-78     1,574,097      153,728     10.24        .09         -
 03-31-79     1,724,695      162,627     10.61        .204       .051
 06-30-79     1,773,427      163,640     10.84        .09         -
 09-30-79     1,913,242      167,426     11.43        .09         -
 12-31-79     1,872,059      165,806     11.29        .09         -
 03-31-80     1,769,935      170,882     10.36        .25        .0525
 06-30-80     1,974,288      169,675     11.64        .10         -
 09-30-80     2,204,689      173,549     12.70        .10         -
 12-31-80     2,416,997      177,025     13.65        .10         -
 03-31-81     2,424,976      184,148     13.17        .29        .0868
 06-30-81     2,356,007      186,307     12.65        .11         -
 09-30-81     2,128,956      183,447     11.61        .11         -
 12-31-81     2,315,441      185,009     12.52        .12         -
 03-31-82     2,165,531      194,140     11.15        .39        .19123
 06-30-82     2,074,816      190,067     10.92        .13         -
 09-30-82     2,262,073      189,837     11.92        .13         -
 12-31-82     2,593,411      195,469     13.27        .13         -
 03-31-83     2,815,081      209,390     13.44        .40        .2500
 06-30-83     3,030,744      212,068     14.29        .15         -
 09-30-83     3,210,564      223,059     14.39        .15         -
 12-31-83     3,345,988      229,238     14.60        .15         -
 03-31-84     3,279,542      247,700     13.24        .32        .5000
 06-30-84     3,322,155      262,695     12.65        .16         -
 09-30-84     3,554,876      263,783     13.48        .16         -
 12-31-84     3,727,899      278,241     13.40        .16         -
 03-31-85     4,058,327      300,068     13.52        .22        .6800
 06-30-85     4,351,707      305,496     14.24        .16         -
 09-30-85     4,260,686      310,379     13.73        .16         -
 12-31-85     4,962,325      318,589     15.58        .16         -
 03-31-86     5,663,449      347,479     16.30        .208       .86227
 06-30-86     6,174,120      365,531     16.89        .16         -

                                      -10-

EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share

 09-30-86     6,392,215      399,871     15.99        ,16         -
 12-31-86     6,701,786      407,265     16.46        .16         -
 03-31-87     8,766,205      491,228     17.85        .196       .79447
 06-30-87     9,214,305      509,569     18.08        .16         -
 09-30-87     9,921,139      530,566     18.70        .16         -
 12-31-87     7,876,275      525,238     15.00        .14        .24513
 03-31-88     8,649,901      565,608     15.29        .16         -
 06-30-88     9,027,829      574,563     15.71        .15         -
 09-30-88     8,986,977      575,956     15.60        .16         -
 12-31-88     8,592,807      610,504     14.07        .38       1.10967
 03-31-89     9,103,009      618,331     14.72         -          -
 06-30-89     9,531,124      614,861     15.50        .16         -
 09-30-89    10,815,006      652,207     16.58        .16         -
 12-31-89    10,895,182      682,321     15.97        .35       0.53769
 03-31-90    11,000,740      695,558     15.82         -          -
 06-30-90    11,521,748      696,414     16.54        .16       0.02646
 09-30-90    10,534,037      706,268     14.92        .16         -
 12-31-90    11,283,448      744,734     15.15        .35       0.40297
 03-31-91    12,685,391      759,477     16.70         -          -
 06-30-91    12,485,281      766,387     16.29        .16         -
 09-30-91    13,225,379      780,213     16.95        .16         -
 12-31-91    14,374,679      831,027     17.30        .34       0.29292
 03-31-92    14,428,305      851,349     16.95         -          -
 06-30-92    14,691,191      863,019     17.02        .15         -
 09-30-92    15,940,013      910,936     17.50        .16         -
 12-31-92    17,006,789      971,502     17.51        .325      0.15944
 03-31-93    18,071,613    1,008,275     17.92         -          -
 06-30-93    17,621,101      992,755     17.75        .15         -
 09-30-93    17,949,559      999,163     17.96        .15         -
 12-31-93    17,990,556    1,010,692     17.80        .3125     0.17075
 03-31-94    17,777,177    1,021,219     17.41         -          -
 06-30-94    17,953,364    1,033,984     17.36        .14         -
 09-30-94    18,472,176    1,036,473     17.82        .15         -
 12-31-94    18,096,297    1,058,427     17.10        .30       0.17874
 03-31-95    19,835,494    1,072,309     18.50         -          -
 06-30-95    21,416,325    1,076,463     19.90        .14         -
 09-30-95    22,527,409    1,082,829     20.80        .14         -
 12-31-95    24,052,746    1,116,620     21.54        .295      0.19289
 03-31-96    26,025,304    1,148,429     22.66         -          -
 06-30-96    27,108,210    1,157,425     23.42        .1325       -
 09-30-96    27,451,784    1,165,788     23.55        .1325       -
 12-31-96    29,249,488    1,190,831     24.56        .285      0.25730
 03-31-97    30,255,441    1,210,627     24.99         -          -
 06-30-97    34,567,391    1,229,643     28.11        .1325       -
 09-30-97    36,500,979    1,242,731     29.37        .135        -
 12-31-97    36,647,535    1,262,818     29.02        .24       0.30571
 03-31-98    41,413,655    1,283,322     32.27         -          -
 06-30-98    43,600,764    1,298,420     33.58        .135        -
 09-30-98    40,423,166    1,308,173     30.90        .09         -
 12-31-98    48,433,113    1,413,731     34.26        .215      2.11648


                                      -11-

                                   Exhibit 3

                         BRIDGES INVESTMENT FUND, INC.


                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1998, THROUGH DECEMBER 31, 1998

                                          Bought or       Held After
                                          Received        Transaction
               Securities                 $1,000 Par      $1,000 Par
          Common Stocks Unless            Value (M)       Value (M)
           Described Otherwise            or Shares       or Shares

(1)<F1>  Berkshire Hathaway, Inc. Class B    210              210
      Altera Corporation                   2,000            2,000
      American Express Company             2,000            2,000
      Amgen, Inc.                          3,000            3,000
      CGS Systems International, Inc.      3,000            3,000
      Capital One Financial                2,500           10,000
      Chancellor Media Corporation         2,000            2,000
      Chase Manhattan Corporation          1,000            2,000
      Cisco Systems, Inc.                  1,500            9,000
      Clear Channel Communications         2,000           10,000
      Comcast Corp. Class A Special        3,000            3,000
      Compaq Computer Corporation          5,000           10,000
      Dell Computer                        1,500            1,500
      Disney, Walt, Company                1,000           22,000
      EMC Corporation                      3,000            8,000
      Edwards, J.D. & Company              1,000            1,000
      Finova                               2,000            2,000
(2)<F2>  Gap, Inc.                        10,000           30,000
      Gulfstream Aerospace Corporation     5,000            5,000
      HNC Software, Inc.                   3,000           13,000
      Home Depot, Inc.                     1,000           18,000
      Intel Corporation                    2,000           10,000
      Level 3 Communications Sr. Notes       100M             250M
         9.125% due May 1, 2008
(3)<F3>  MBNA Corporation                  5,000           15,000
      Merrill Lynch & Co., Inc.            3,000            3,000
      Morgan Stanley Dean Witter           2,000            2,000
         Discover and Company
      Nokia Corporation Class A ADR        4,500            6,000
      Paychex, Inc.                        1,000            1,000
      R & B Falcon Corporation            15,000           15,000
      Solectron Corporation                1,000            6,000
(4)<F4>   Sprint PCS Group, Inc.           2,500            2,500
      Transaction Systems Architects,      3,000           18,000
         Inc. Class A
      U.S. Bancorp                         2,000            2,000
      Vodafone Group PLC ADR               1,000            1,000
(5)<F5>   Wells Fargo                     12,000           12,000
      Various Issues of Commercial Paper  24,415M           2,445M
         Notes Purchased during
         4th Quarter, 1998


(See Footnotes on Page 12)


                                      -12-


                                   Exhibit 3


                         BRIDGES INVESTMENT FUND, INC.

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1998 THROUGH DECEMBER 31, 1998
                                  (Continued)

                                              Sold or       Held After
                                              Exchanged     Transacion
                 Securities                   $1,000 Par    $1,000 Par
            Common Stocks Unless              Value (M)     Value (M)
             Described Otherwise              or Shares     or Shares

      Abbott Labs                              1,000          15,000
      America Online, Inc.                     2,000            --
      Dell Computer                            6,000           1,500
      Dow Chemical Company                     2,000           5,000
      Eagle USA Airfreight, Inc.               3,000          22,000
      Ericsson, L.M. Telephone Co.            20,000            --
        ADR Class B
(1)<F1>  General Re Corporation                2,000            --
      MGIC Investment Corporation              1,000           4,000
      Merck & Co., Inc.                        1,000           8,000
      Microsoft Corporation                    2,000          10,000
(5)<F5>  Norwest Corporation                  12,000            --
      Nucor Corporation                        1,000           4,500
      SLM Holding Corporation                  3,500           3,500
      Sunguard Data Systems                    3,200            --
      West Teleservices                        5,800          44,200
     Various Issues of Commercial             25,985M           --
        Paper Notes maturing during
       4th Qtr., 1998






<F1>(1) - Received 210 shares in a .105-for-1 merger with General Re Corporation on 12-22-98.
<F2>(2) - Received 10,000 shares in a 3-for-2 stock split on 12-1-98.
<F3>(3) - Received 5,000 shares in a 3-for-2 stock split on 10-1-98.
<F4>(4) - Received 2,500 shares in a 3-for-2 spin-off from Sprint Corporation on
          11-25-98.
<F5>(5) - Received 12,000 shares in a 1-for-1 merger with Norwest Corporation on
          11-02-98.


                                      -13-

                                   Exhibit 4

                         BRIDGES INVESTMENT FUND, INC.

                REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

                               In Accordance With

      Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

                 The Investment Company Act of 1940 as Amended

     "If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 17, 1998, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for Annual Election):

                                    - - - - - -Votes Cast - - - - - -

                                                           Withhold
                                               For All     Authority
Names of Directors                            Nominees    To Vote For
Elected at Meeting                   For       Except    All Nominees

Frederick N. Backer                1,053,500    None          515
Edson L. Bridges II                1,053,500    None          515
Edson L. Bridges III               1,053,500    None          515
N. P. Dodge, Jr.                   1,053,500    None          515
John W. Estabrook                  1,053,500    None          515
Jon D. Hoffmaster                  1,053,500    None          515
John J. Koraleski                  1,053,500    None          515
Roger D. Kupka                     1,053,500    None          515
Gary L. Petersen                   1,053,500    None          515
Roy A. Smith                       1,053,500    None          515
L.B. Thomas                        1,053,500    None          515


(3)  A brief description for each matter voted upon at the meeting:

                                          For       Against      Abstain
          Matters Voted Upon
(a) For a proposed investment           1,053,500    None            515
    advisory contract which continues
    the employment of Bridges
    Investment Counsel, Inc. as
    investment adviser to the Fund
    for the period from April 17,
    1998 through April 17, 1999

(b) For the ratification of the         1,052,210    None         1,805
    selection of Arthur Andersen
    LLP as independent auditors
    of the Fund for the Fiscal
    Year ending December 31, 1998


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and the Board of Directors of Bridges Investment Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statement of Bridges Investment Fund, Inc. as of December 31, 1997 including the statement of changes for the year ended December 31, 1997 and the financial highlights for each of the years in the four year period then ended were audited by other auditors whose report thereon dated January 16, 1998, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.



                                                           KPMG PEAT MARWICK LLP


Omaha, Nebraska
  January 8, 1999

                                      -15-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1998

                                                    Number                    Market
                                                   of Shares      Cost        Value
                Title of Security
      COMMON STOCKS - (83.4%)

Advertising - 1.5%
  Interpublic Group of Companies, Inc. (The)       2,000      $   106,953  $   159,500
  Outdoor Systems, Inc.*                          19,050          323,364      571,500
                                                              $   430,317  $   731,000

Aerospace/Defense _ 0.5%
  Gulfstream Aerospace Corp.*                      5,000      $   216,088  $   266,250

Aircraft - Manufacturing  - 0.8%
  The Boeing Company                              12,000      $   278,135  $   392,250

Amusements - Recreation _ Sporting Goods - 0.5%
  Nike, Inc.                                       6,000      $   192,422  $   243,375

Banking and Finance  - 5.3%
  Chase Manhattan Corporation (The)                2,000      $    86,650  $   142,000
  First National of Nebraska, Inc.                   230          346,835      775,100
  MBNA Corporation                                15,000          234,825      372,187
  SLM Holding Corporation                          3,500          130,100      168,000
  State Street Corporation                         8,000           66,525      561,000
  U.S. Bancorp (New)                               2,000           70,160       71,000
  Wells Fargo & Co. (New)                         12,000          164,810      479,250
                                                              $ 1,099,905  $ 2,568,537

Beverages - Soft Drinks  - 2.2%
  Coca-Cola Company (The)                          1,000      $    62,049  $    67,000
  PepsiCo, Inc.                                   24,000          307,470      981,000
                                                              $   369,519  $ 1,048,000

Chemicals  - 2.8%
  The Dow Chemical Company                         5,000      $   288,887  $   454,688
  Du Pont (E.I.) De Nemours & Company              8,000          273,935      424,500
  Monsanto Company                                10,000          116,190      475,000
                                                              $   679,012  $ 1,354,188

Consumer Services _ 0.4%
  Quintilies Transnational Corp.*                  4,000      $   170,687  $   213,500

Communications - Radio and Television _ 1.1%
  Clear Channel Communications, Inc.*             10,000      $   366,954  $   545,000


    *Nonincome-producing security

                                      -16-


                         BRIDGES INVESTMENT FUND, INC.


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Computers - Hardware and Software  - 11.0%
  Cisco Systems, Inc.*                             9,000      $   290,726  $   835,313
  Compaq Computer Corporation                     10,000          359,227      420,000
  Dell Computer Corporation *                      1,500          109,594      109,781
  EMC Corporation*                                 8,000          358,855      680,000
  HNC Software, Inc.*                             13,000          414,471      525,688
  Hewlett-Packard Co.                              7,000           97,309      478,187
  Microsoft Corporation*                          10,000           93,361    1,386,875
  Transaction Systems Architects, Inc.*           18,000          600,521      900,000
                                                              $ 2,324,064  $ 5,335,844

Data Processing and Management _ 0.5%
  CSG Systems*                                     3,000      $   165,750  $   237,000

Diversified Operations _ 1.0%
  Berkshire Hathaway Inc., Class B *                 210      $   150,375  $   493,500

Drugs - Medicines _ Cosmetics  - 8.9%
  Abbott Laboratories                             15,000      $   169,395  $   735,000

  Amgen, Inc.*                                     3,000          248,687      313,687
  Bristol-Myers Squibb Co.                         4,000          141,675      535,250
  Elan Corporation PLC ADR*                       10,000          419,005      699,375
  Johnson & Johnson                               10,000          109,396      838,750
  Merck & Co., Inc.                                8,000          274,266    1,180,000
                                                              $ 1,362,424  $ 4,302,062

Electrical Equipment and Supplies  - 1.7%
  General Electric Co.                             8,000      $   147,473  $   816,000

Electronic Components _ Conductors _ 0.2%
  Altera Corporation*                              2,000      $    96,625  $   121,750

Electronics  - 3.6%
  Intel Corporation                               10,000      $   334,735  $ 1,185,625
  Solectron Corporation *                          6,000          230,974      557,625
                                                              $   565,709  $ 1,743,250
Finance _ Credit Cards _ 0.4%
  American Express Company                         2,000      $   165,255  $   205,000

Finance _ Diversified _ 0.3%
  Morgan Stanley, Dean Witter, Discover & Co.      2,000      $   106,015  $   142,000

Finance _ Investment Banks _ 0.4%
  Merrill Lynch & Co, Inc.                         3,000      $   168,586  $   200,250

    *Nonincome-producing security


                                      -17-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number
                Title of Security                  of Shares      Cost        Valuet

       COMMON STOCKS   (Continued)

Finance - Real Estate  - 4.0%
  Freddie Mac                                     30,000      $   470,320  $ 1,933,125

Finance - Services  - 2.7%
  Capital One Financial Corporation               10,000      $   468,201  $ 1,150,000
  FINOVA                                           2,000           80,535      107,875
  Paychex, Inc.                                    1,000           43,438       51,438
                                                              $   592,174  $ 1,309,313

Food - Miscellaneous Products  - 2.2%
  Philip Morris Companies, Inc.                   20,000      $   338,693  $ 1,070,000

Insurance - Mortgage _ 0.3%
  MGIC Investment Corporation                      4,000      $   177,450  $   159,250

Insurance - Multiline  - 0.5%
  American International Group, Inc.               2,500      $   118,455  $   241,563

Insurance - Municipal Bond - 1.3%
  MBIA, Inc.                                      10,000      $   422,688  $   655,625

Linen Supply and Related Products - 0.6%
  Cintas Corporation                               4,000      $   166,578  $   281,750

Medical Sterilization Products _ 0.4%
  Steris Corporation *                             6,000      $   169,500  $   170,625

Metal Products _ Miscellaneous  - 0.4%
  Nucor Corporation                                4,500      $    68,056  $   194,625

Motion Pictures and Theatres  - 1.4%
   The Walt Disney Company                        22,000      $   236,300  $   660,000

Oil and Gas _ Drilling _ 0.2%
  R & B Falcon Corporation *                      15,000      $   193,345  $   113,437

Petroleum Producing  - 5.4%
  Amoco Corporation                               10,000      $   246,160  $   590,000
  Atlantic Richfield Company                       4,000          211,835      261,500
  Chevron Corporation                             10,000          340,535      829,375
  Exxon Corporation                                8,000          198,750      585,000
  Mobil Corporation                                4,000          127,075      348,500
                                                              $ 1,124,355  $ 2,614,375

    *Nonincome-producing security

                                      -18-

                         BRIDGES INVESTMENT FUND, INC.


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Publishing - Newspapers  - 1.1%
  Gannett Co., Inc.                                8,000      $   179,310  $   516,000

Publishing - Electronic  - 0.7%
  Reuters Group PLC, ADR Sponsored                 5,199      $   166,303  $   329,487

Radio _ 0.2%
  Chancellor Media Corporation *                   2,000      $    62,688  $    95,750

Retail Stores - Apparel and Clothing  - 3.5%
  Gap, Inc.                                       30,000      $   258,323  $ 1,683,750

Retail Stores _ Building Materials and Home
                   Improvement _ 2.3%
  The Home Depot, Inc.                            18,000      $   455,080  $ 1,101,375

Retail Stores _ Department  - 1.9%
  Dayton Hudson Corporation                       17,000      $   164,690  $   922,250

Retail Stores - Variety  - 0.6%
  Albertson's Inc.                                 5,000      $    98,910  $   318,437

Schools _ 0.5%
  Sylvan Learning System *                         7,500      $   200,090  $   228,750

Software Applications _ 0.1%
  J. D. Edwards & Co. *                            1,000      $    40,250  $    28,375

Software _ Network _ 0.6%
  Network Associates, Inc. *                       4,500      $   188,076  $   298,125

Telecommunications  - 6.0%
  AirTouch Communications, Inc.*                   8,000      $   345,725  $   579,500
  Level 3 Communications *                         7,000          245,425      301,875
  MCI WorldCom, Inc. *                            13,000          466,187      932,750
  Sprint Corporation                               5,000           83,964      420,625
  Sprint PCS Corporation *                         2,500           10,082       57,812
  Vodafone Group PLC                               1,000          139,080      161,125
  West Teleservices Corporation*                  44,200          625,394      430,950
                                                              $ 1,915,857  $ 2,884,637

Telecommunications _ Equipment _ 1.5%
  Nokia Corporation                                6,000      $   492,858  $   722,625

Television _ Cable _ 0.4%
  Comcast Corporation                              3,000      $   141,375  $   176,063

    *Nonincome-producing security

                                      -19-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Transportation _ Airfreight _ 1.1%
  Eagle USA Airfreight, Inc. *                    22,000      $   416,042  $   539,000

Transportation _ Railroads  - 0.4%
  Union Pacific Corporation                        4,000      $   148,580  $   180,250

       TOTAL COMMON STOCKS (Cost - $18,061,661)               $18,061,661  $40,387,318

       PREFERRED STOCKS  (2.4%)

Banking and Finance _ 1.3%
  CFC Capital Trust 9.375% Preferred, Series B     5,000      $   125,000  $   129,375
  CFB Capital II 8.20% Cumulative Preferred        5,000          125,000      126,875
  Harris Preferred Capital Corp.,                 10,000          250,000      256,250
     7.375%, Series A
  Silicon Valley Bancshares Capital                5,000          125,000      115,000
     8.25% Preferred Series I
                                                              $   625,000  $   627,500

Telecommunications - 0.6%
  AirTouch Communications, Inc. 4.25% Series C     3,000      $   137,925  $   309,000
    Convertible Preferred

Utilities _ Electric _ 0.5%
  Tennessee Valley Authority 6.75%                10,000      $   250,000  $   263,125
    Variable Preferred Series D

     Total Preferred Stocks (Cost - $1,012,925)               $ 1,012,925  $ 1,199,625

       Total Stocks (Cost - $19,074,586)                      $19,074,586  $41,586,943


      DEBT SECURITIES (13.9%)

Energy - Alternate Sources - 0.5%
  CalEnergy Co., Inc., 7.63% Notes
    due October 15, 2007                          $200,000    $   200,000  $   214,025

Food - Miscellaneous Products - 0.2%
  Super Valu Stores, Inc., 8.875%
    Promissory Notes, due June 15, 1999           $100,000    $   100,689  $   101,444

Household Appliances and Utensils - 0.2%
  Maytag Corp., 9.75% Notes,
    due May 15, 2002                              $100,000    $   102,200  $   112,133

    *Nonincome-producing security

                                      -20-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                   Principal                  Market
                Title of Security                   Amount        Cost        Value

       DEBT SECURITIES   (Continued)

Office Equipment and Supplies - 0.2%
  Xerox Corporation, 9.750% Notes
    due March 15, 2000                            $100,000    $   100,025  $   105,000

Retail Stores _ Department - 0.6%
  Dillard Department Stores, Inc., 7.850%
    Debentures, due October 1, 2012               $150,000    $   151,348  $   163,897

  Sears Roebuck & Co., 9.375% Debentures
    due November 1, 2011                           100,000    $   106,399      129,898
                                                              $   257,747  $   293,795

Telecommunications _ 0.5%
  Level 3 Communications, Inc., 9.125% Senior     $250,000    $   241,937  $   248,265
    Notes due May 1, 2008


U.S. Government _ 6.6%
  U.S. Treasury, 9.125% Notes,
    due May 15, 1999                              $200,000    $   215,900  $   203,187

  U.S. Treasury, 8.750% Notes,
    due August 15, 2000                            200,000        211,900      212,813

  U.S. Treasury, 8.000% Notes,
    due May 15, 2001                               200,000        199,052      214,875

  U.S. Treasury, 7.500% Notes,
    due May 15, 2002                               200,000        214,098      217,250

  U.S. Treasury, 10.750% Bonds
    due February 15, 2003                          200,000        219,525      244,531

  U.S. Treasury, 7.250% Notes,
    due May 15, 2004                               300,000        303,245      337,641

  U.S. Treasury, 7.500% Notes,
    due February 15, 2005                          300,000        305,871      343,641

  U.S. Treasury, 9.375% Bonds,
    due February 15, 2006                          200,000        256,223      255,094

  U.S. Treasury, 7.625% Bonds,
    due February 15, 2007                          300,000        307,910      325,172

  U.S. Treasury, 8.750% Bonds,
    due November 15, 2008                          200,000        237,472      233,469


                                      -21-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1998

                                                   Principal                  Market
                Title of Security                   Amount        Cost        Value

       DEBT SECURITIES   (Continued)

  U.S. Treasury, 9.125% Bonds,
    due May 15, 2009                               200,000    $   234,910  $   239,812

  U.S. Treasury, 7.500% Bonds,
    due November 15, 2016                          300,000        308,539      372,750
                                                              $ 3,014,645  $ 3,200,235

Commercial Paper - Short Term _ 5.1%
  American Express Credit Corporation
    Commercial Paper Note 6.00%
    due January 5, 1999                           $1,195,000  $ 1,195,000  $ 1,195,000

  Ford Motor Credit Corporation
    Commercial Paper Note 5.91%
    due January 4, 1999                            1,250,000  $ 1,250,000    1,250,000
                                                              $ 2,445,000  $ 2,445,000

     TOTAL DEBT SECURITIES (Cost - $6,462,243)                $ 6,462,243  $ 6,719,897



TOTAL INVESTMENTS IN SECURITIES
  (Cost - $25,536,829)                               (99.7%)  $25,536,829  $48,306,840
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES                              (0.3%)                   126,273
NET ASSETS, December 31, 1998                       (100.0%)               $48,433,113




                 The accompanying notes to financial statements
                     are an integral part of this schedule.

                                      -22-

                         BRIDGES INVESTMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998
ASSETS                                              Amount
  Investments, at market value
     Common and preferred stocks
        (cost $19,074,586)                          $41,586,943
     Debt securities (cost $6,462,243)                6,719,897
          Total Investments                         $48,306,840

  Cash                                                  156,446
  Receivables
     Dividends and interest                             109,263
     Subscriptions to capital stock                      93,864

TOTAL ASSETS                                        $48,666,413

LIABILITIES
   Dividend distributions payable                   $   148,442
   Redemption of Capital stock                            1,500
  Investment advisor, management and
    service fees payable                                 59,980
  Accrued operating expenses                             23,378
TOTAL LIABILITIES                                   $   233,300


NET ASSETS
  Capital stock, $1 par value _ Authorized
      3,000,000 shares,
      1,413,731 shares outstanding                  $ 1,413,731

  Paid-in surplus -                                  24,244,352
          Net capital paid in on shares             $25,658,083


  Net unrealized appreciation on investments         22,770,011
  Accumulated undistributed net
     investment income                                    5,019

TOTAL NET ASSETS                                    $48,433,113

NET ASSET VALUE PER SHARE                              $34.26

OFFERING PRICE PER SHARE                               $34.26

REDEMPTION PRICE PER SHARE                             $34.26




                   The accompanying notes to financial statements
                    are an integral part of this statement.

                                      -23-

                         BRIDGES INVESTMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                                        Amount     Amount
INVESTMENT INCOME
   Interest                                             $417,891
   Dividends (Net of foreign withholding taxes
                of $1,291)                               476,508

        Total Investment Income                                    $   894,399

EXPENSES
   Management fees                                    $  209,938
   Custodian fees                                         29,444
   Insurance and Other Administrative Fees                23,358
   Bookkeeping services                                   17,156
   Printing and supplies                                  11,494
   Professional services                                  10,800
   Dividend disbursing and transfer
      agent fees                                          11,745
   Computer programming                                    6,000
   Taxes and licenses                                      1,065



        Total Expenses                                             $   321,000

           NET INVESTMENT INCOME                                   $   573,399


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized gain on transactions in
        investment securities                        $2,816,870

   Net increase in unrealized
        appreciation of investments                   6,973,448

        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            $ 9,790,318


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $10,363,717






                   The accompanying notes to financial statements
                    are an integral part of this statement.


                                      -24-


                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 1998 AND 1997

                                                 1998           1997
INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    573,399    $  624,462
     Net realized gain on transactions in
       investment securities                    2,816,870       380,365
     Net increase in unrealized
       appreciation of investments              6,973,448     5,456,770
           Net increase in net assets
           resulting from operations         $ 10,363,717    $6,461,597

  Net equalization credits                          9,098         3,157

  Distributions to shareholders from -
     Net investment income                       (573,399)      (624,462)
     Net realized gain from investment
       transactions                            (2,810,407)      (383,918)
  Return of Capital                                (9,316)        (2,651)
  Net capital share transactions                4,805,885      1,944,324


           Total Increase in Net Assets      $ 11,785,578     $7,398,047


NET ASSETS:
  Beginning of year                          $ 36,647,535    $29,249,488


  End of year                                $ 48,433,113    $36,647,535





                   The accompanying notes to financial statements
                   are an integral part of these statements.


                         BRIDGES INVESTMENT FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -

               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

                                                  1998      1997    Net Change
          Net unrealized appreciation
           (depreciation):

          Aggregate gross unrealized
           appreciation on
           securities                   $23,102,283  $16,375,653

          Aggregate gross unrealized
           depreciation on
           securities                      (332,272)    (579,090)

                         Net             $22,770,011  $15,796,563 $6,973,448



          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

     B. Federal Taxes -

               The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

     C. Distribution To Shareholders -

               The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT

          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically
     identified in the Investment Advisory Contract.   There were no amounts
     reimbursed in the year ended December 31, 1998.


(3)  DIVIDEND DISBURSING AND TRANSFER AGENT

          Effective October 1, 1987, dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.


(4)       SECURITY TRANSACTIONS

          The cost of long-term investment purchases during the years ended December 31, was:




                                                         1998           1997
      United States government obligations            $    --        $    --
      Other Securities                                 9,631,883      6,360,243
                    Total Cost                        $9,631,883     $6,360,243


            Net proceeds from sales of long-term investments during the years ended December 31, were:



                                                         1998           1997
      United States government obligations            $  200,000     $  200,000
      Other Securities                                 9,280,532      2,388,453

                     Total Net Proceeds               $9,480,532     $2,588,453

                     Total Cost Basis of
                       Securities Sold                $6,663,662     $2,208,087


(5)  NET ASSET VALUE


           The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:




                                                         1998           1997
            Shares sold                                  108,559        95,567
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                       87,751         32,365
                                                         196,310        127,932
            Shares redeemed                               45,397         55,945
              Net increase                               150,913         71,987


      Value of capital stock issued and redeemed is as follows:


                                                         1998            1997
          Shares sold                                 $3,444,495    $2,553,754
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions                       2,800,423       884,491
                                                       $6,244,918    $3,438,245
          Shares redeemed                               1,439,033     1,493,921
            Net increase                               $4,805,885    $1,944,324




(7)  DISTRIBUTION TO SHAREHOLDERS

          On December 1, 1998 a cash distribution was declared from net investment income accrued through December 31, 1998. This distribution was ultimately calculated as $.105 per share aggregating $148,442. The dividend will be paid on January 25, 1999, to shareholders of record on December 31, 1998.







                                      -29-


FINANCIAL HIGHLIGHTS*

          Per share income and capital changes for a share outstanding for each of the last five years were:
                                           1998      1997      1996      1995      1994
Net Asset Value, Beginning of Period     $29.02    $24.56    $21.54    $17.10    $17.80

Income From Investment Operations
  Net Investment Income                  $  .44    $  .51    $  .55    $  .58    $  .59
  Net Gains or (Losses) on Securities
   (both realized and unrealized)          7.36      4.77      3.28      4.63      (.52)
     Total From Investment Operations    $ 7.80    $ 5.28    $ 3.83    $ 5.21    $  .07

Less Distributions
  Dividends from net investment income   $ (.44)   $ (.51)   $ (.55)   $ (.58)   $ (.59)
  Distributions from capital gains        (2.12)     (.31)     (.26)     (.19)     (.18)
    Total Distributions                  $(2.56)   $ (.82)   $ (.81)   $ (.77)   $ (.77)

Net Asset Value, End of Period           $34.26    $29.02    $24.56    $21.54    $17.10

Total Return                             26.87%     21.47%    17.78%    30.46%      .39%

Ratios/Supplemental Data

  Net Assets, End of Period
   (in thousands)                        $48,433   $36,648   $29,249   $24,052   $18,096
  Ratio of Expenses to Average
   Net Assets**<F1>                          .77%      .81%      .87%      .89%      .90%
  Ratio of Net Investment Income to
   Average Net Assets **<F1>                1.37%     2.64%     3.23%     3.80%     4.25%
  Portfolio Turnover Rate                     24%        8%        8%        7%       10%




    * Per share income and capital change data is computed using the weighted average number of shares outstanding method.

<F1>**Average net asset data is computed using monthly net asset value figures.


Bridges Investment Fund, Inc.                               January 25, 1999
 Shareholder Communication
 Annual Report for 1998

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction

     The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)

     Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

     Mr. Edson L. Bridges III, President of the Fund and Executive Vice President - Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 15 years.

     Mr. Edson L. Bridges II, Chairman and Chief Executive Officer, served as the portfolio manager for almost 34 years from July 1, 1963 through April 13,

1997. He is available to be a back-up person to Mr. Bridges III whenever the assumption of that responsibility is appropriate or required.

Item 5A.(a)

     The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 1998, the most recently completed fiscal year, developed a 27.13% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund. This number differs from the 26.87% total return reported on page one of the cover letter to this Annual Report because that earlier calculation did not reinvest dividends and the capital gains distribution and did not include the cost of five reinvestment transaction fees.

     The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of Registrant during the most recently completed fiscal year are fully described on pages one through four of the Shareholder Letter.

Item 5A.(b)

     The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods

Shareholder Communication                  MD&A-2              January 25, 1999


ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

     This line graph appears on page MD&A 4. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 1998 is an integral part of the overall presentation concerning investment performance.

     The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear at pages MD&A 5.

     The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would average about 70% to 80% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record cannot be expected to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

Item 5A.(c)

     This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year -- 1998.

     The initiative to support the primary investment objective of long term capital growth is causing a reduction in the ownership of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio. In addition, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1997 and 1998.

     The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

Other Comments

     History of Calculations for MD&A Page 4 -- The table that appears on page 4 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.
The level of prices at the opening of the investment and at the time of the last calculation carry the dominant forces in the determination of the final results:



Shareholder Communication                 MD&A-3               January 25, 1999




                                       Value of a $10,000 Investment
                                                  % Chg.                     % Chg.                   % Chg.
Annual                                            Prior                      Prior                    Prior
Report                                            Yr.                        Yr.                      Yr.
Year        Investment               1 Yr.        Disclo.       5 Yr.        Disclo.       10 Yr.     Disclo.
1993        BIF, Inc.                10,618       N.C.          17,154       N.C.          27,656  N.C.
1994        BIF, Inc.                10,033        -5.5         13,882       -19.1         27,502  - 0.6
1995        BIF, Inc.                13,066       +30.2         18,031       +29.9         27,949  + 1.6
1996        BIF, Inc.                11,792        -9.8         17,566        -2.6         28,186  + 0.8
1997        BIF, Inc.                12,229       + 3.9         20,147       +14.7         35,959  +27.6
1998        BIF, Inc.                12.712       + 3.9         24,098       +19.6         41,014  +14.1

1993        S&P 500                  11,010       N.C.          19,703       N.C. 39,656   N.C.
1994        S&P 500                  10,122        -8.1         15,153       -23.1         37,800  - 4.7
1995        S&P 500                  13,661       +35.0         21,334       +40.8         39,519  + 4.6
1996        S&P 500                  12,229       -10.5         20,134       - 5.6         41,001  + 3.8
1997        S&P 500                  13,332       + 9.0         25,112       +24.7         55,261  +34.8
1998        S&P 500                  12,852       - 3.6         29,366       +16.3         57,706  + 4.4

Sources:  Graphs in MD&A Reports 1993 through 1998
N.C.:     Not Calculated






The foregoing data show significant variations from time to time. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for an investment in the Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this type of information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 5, for further information.

     Integrity and Trust -- In the final analysis, investors make judgments about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts and conservative judgments. The process to improve efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The results of the changes in this direction will probably be an increase in the portfolio turnover to adjust better to rapidly changing market conditions. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

                                             Respectfully submitted,

                                             /s/ Edson L. Bridges II
                                             Edson L. Bridges II
                                             Chairman





Year    BIF        S & P 500
1988    10,000.00  10,000.00
1989    13,157.53  12,248.31
1990    12,748.62  12,470.40
1991    16,616.11  15,090.95
1992    17,880.47  16,001.45
1993    19,671.13  17,008.04
1994    19,937.75  17,059.02
1995    27,402.40  22,339.81
1996    33,678.97  26,374.13
1997    44,900.79  32,263.20
1998    57,706.55  41,014.45


    (Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

    Average Annual Total Return for Bridges Investment Fund, Inc.:
     1  Year   27.13%
     5  Year   19.25%
     10 Year   15.16%

    Past Performance is not predictive of future performance.



Shareholder Communication                  MD&A-5            January 25, 1999


               INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
                             FOR INVESTMENT RETURNS

Assumptions

   1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

   2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

   3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

   4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

   5.Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

     The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

     In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices.